UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 - June 30, 2020

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2020

June 30, 2020 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2020 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and an In listing of deceased original shareholders.

47th Annual Meeting of Shareholders

The 47th Annual Meeting of Shareholders was scheduled for November 2020 in Ketchikan, Alaska.

Due to Covid 19 restrictions on gatherings, we will not be holding an in person meeting this year. Although the in person gathering will not happen, Kavilco will still be sending out the proxy and ballot per usual. The primary items of business are the approval of the corporation’s independent public accountants and the election of directors.

Directors who are up for re-election this year are Marie Miller, Vice President, Ramona Hamar, Director, and Jeane Breinig, Director. The board recommends reelection of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” It is very important that you MAIL YOUR BALLOT IN ASAP, we ask that you vote “discretionary” on management's ballot.

Vote By Mail!

The Annual Shareholder Fundraiser

The Kasaan Haida Heritage Foundation is looking at different options for their annual fundraiser this year. They will be sure to keep you appraised of their plans.

Please contact Jeane Breinig at jeane@gci.net if you have any questions

Greetings To Our Shareholders From Your President

Work and planning continues at the Whale House Park following the incredibly successful restoration of the Whale House leading to the 2017 rededication celebration that brought eight hundred to a thousand people to Kasaan.

I must say the big news this year locally is getting the head of the Brown Bear memorial replaced by Master Carver Stormy Hamar. This is step one of a long journey getting some restoration done to most of the totems at Whale House Park. The monies that it took to restore the came from donations and many dollars raised from shareholder’s donations at the Kasaan Haida Heritage Foundation's annual auction that usually follows Kavilco’s Shareholder’s Dinner. This has become an exciting event over the years.

Next up will be the restoration or replacement of the Killer Whale seen in the background of this photo. Donation to the noble endeavor of restoring the totem park can be mailed to: KHHF c/o Kavilco Inc. 1000 Second Avenue, Suite 3320 Seattle, WA 98104 Please contribute as much as you can to this project as we will not be having our regular auction this year due to Covid-19.

I think the most remarkable thing about Kasaan’s Whale House Park is the approach to the park itself. As you hike along the heavily wooded rain forest trail to the park and the first pole begins to come into view; with shadows in the underbrush and cedar tree branches you can feel yourself stepping back in time. There is nothing like it.

I wish all of our shareholders could visit the the Totem Park in Greetings to Our Shareholders 6 Kasaan and get a glimpse of Kavilco’s roots. One can only imagine what it must have been like inside the Whale House as storytellers entertained, with the only light coming from the flickering of the wood fire located in the center of the house. The storytellers would take advantage of many objects at their disposal along with the crackling of the burning wood, and the shadows created by the ever flickering and changes in intensity of the fire. As you may expect, because of the coronavirus not many people will be enjoying this experience any time soon.

Speaking of the the coronavirus, a committee of Haida speakers had to cancel “The First International Haida Speakers Immersion” to be held in Kasaan This, to be sure, would have been a wonderful event for the community and Kavilco. Several staff and visitors were going to stay at the Bunkhouse for several days in August. Sadly recent breakouts of the virus and the risk of exposing the elders to such an environment was too high.

Another consequence of the virus is the loss of important work done to assist the growth of the next generation of saleable timber. The thinning projects tie in nicely with this Board of Directors commitment to pass on to the next generation of shareholders a strong and healthy corporation. All and all, its been another busy summer in Kasaan.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

It was a chaotic first half-year for the stock market. To recap, the year started out strong with multiple stock indexes setting all-time highs. Then COVID-19 struck, spreading across Asia and Europe before hitting our shores. This deadly pandemic would lead to business closures, mandating social distancing. As the infection surged, the economy fell into the greatest recession since the Great Depression. Already more than 30% of mortgages, rents, and student loans are behind on their payments.

Just prior to the pandemic, the Dow Jones Industrial Average was remarkably close to the 30,000 mark. Within weeks the Dow fell to 18,200. Of course, Kavilco’s portfolio was not spared. In January we were riding a $4,671,533 unrealized gain. Within days of the announced pandemic, unrealized gain vaporized and as of June 30th we are sitting on an unrealized loss of $2,495,658, a loss of value of $7,167,191. Granted, the change in the value does not factor into your dividend but other negative income issues will have impact on future dividends.

First the good news. As the stock market has cratered, the dividend yield on stocks has risen. In the face of all the bad news, the board approved the purchases of dividend yielding stocks. Along with $2,300,482 in purchases, we have picked up some growth stocks (Amazon and Apple) along with an inflation play in gold and silver.

Now for the bad news. For several years, the board has approved a strategy that we refer to as the Dow Dogs. Ten of the highest yielding Dow stocks purchased at the beginning of the year, and the positions that have an unrealized gain will be sold in the fourth quarter. Last year this strategy was very successful and attributed over $300,000 to your dividend. As of June 30th we are sitting on a $235,221 unrealized loss. Granted, a lot can happen in four months that could turn this strategy around and boost your dividend.

As previously pointed out the economy is in a recession. Concurrently, corporate earnings have had a substantial decline along with a $42.5 billion drop in dividends from a year ago. Once again, we were not spared. Shell Oil, Lamar Advertising, Weyerhaeuser Co, and Wells Fargo & Co are examples of companies that either reduced or eliminated their dividends. Greetings to Our Shareholders 8 From Your CFO The goal is to offset the loss in dividend income with our recent stock purchases.

As an Alaskan Corporation, we share income from other native corporations on a per capita basis, earnings from the sales of natural resources. So far this year we have $116,880 in income from this. In the first half of 2019 we had $188,400 of income. This result is a reduction in income of $71,520 which will have a negative impact on shareholder dividends.

These are unprecedented times. The Fed, along with other countries, had already been lowering interest rates to 0% to help boost their economies. This has never happened in the last 5,000 years of recorded history, nor can we look at historical events that would give us some idea on how all this is going to play out. The shareholders and I are truly fortunate to have a concerned board that is doing everything possible to protect the portfolio and stem the damage to our investment income.

Yes, Kavilco is confronted with major financial challenges, but more importantly, Kavilco lost three lovely women with the passing of Julia Coburn, Eleanor Berger (Gordon) and Mary Jones. Annual meetings are a time of reflection for me. I always take time to reminisce over all the shareholders that I knew personally. At annual and board meetings I was privileged to know these ladies extremely well I am going to sincerely miss them.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2020

The unaudited financial statements for the six months ending June 30, 2020 are included in this report.

The audited financial statements dated December 31, 2019, were sent to shareholders on February 24, 2020 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Secretary at 800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at fair value (cost $33,831,173)	$ 31,335,515
Real estate, at fair value (cost $1,054,089)	6,292,000
Cash and cash equivalents	76,518
Premises and equipment, net	14,076
Prepaid expenses and other assets	92,473
Total assets	$ 37,810,582
LIABILITIES
Current
Accounts payable and accrued expenses	$ 15,429
Dividends payable	105,787
Other liabilities	53,427
Total liabilities	174,643
NET ASSETS	$ 37,635,939
Net assets consist of:
Distributable earnings	$ 3,122,032
Contributed capital	34,513,907
Total net assets	$ 37,635,939
Net asset value per share of Class A and Class B common
stock ($37,635,939 divided by 12,000 shares outstanding)	$ 3,136

Financial Statements (unaudited) June 30, 2020

SCHEDULE OF INVESTMENTS

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES

U.S. Common Stock - 80.7%
American Depository Receipts - 2.1%
Atlantic Power Corp.	2,700	5,400
Eaton Corp, PLC	1,400	122,472
Enbridge Inc.	11,193	340,491
GW Pharmaceuticals, PLC	300	36,816
Invesco Limited	6,300	67,788
Obsidian Energy, Ltd.	485	206
Royal Dutch Shell, PLC	4,300	130,935
Schlumberger, Ltd.	1,200	22,068
Wheaton Precious Metals Corp.	1,280	56,384
Total American Depository Receipts		782,560

Consumer Discretionary - 1.1%
Amazon.com, Inc.	25	68,970
Genuine Parts Co.	3,700	321,752
Ryman Hospitality Properties, Inc.	600	20,760
Total Consumer Discretionary		411,482

Consumer Staples - 1.3%
Coca Cola Company	3,500	156,380
The Kraft Heinz Company	4,900	156,261
Walgreens Boots Alliance, Inc.	3,850	163,201
Total Consumer Staples		475,842

Energy - 2.5%
Chevron Corp.	1,800	160,614
Diamond Offshore Drilling, Inc.	1,515	387
Exxon Mobil Corp.	5,000	223,600
Kinder Morgan, Inc.	19,919	302,171
Phillips 66	500	35,950
Plains GP Holdings LP	1,400	12,460
Valero Energy Corp.	1,170	68,819
Williams Companies, Inc.	6,784	129,032
Total Energy		933,033

Financials - 22.8%
AvalonBay Communities, Inc.	2,350	363,404
Blackstone Group, Inc.	11,800	668,588
Healthcare Realty Trust, Inc.	5,425	158,898
HCP, Inc.	7,700	212,212
Highwoods Properties, Inc.	1,300	48,529
Hospitality Properties Trust	13,400	95,006
Iron Mountain, Inc.	9,600	250,560
Kimco Realty Corp.	8,400	107,856
Lamar Advertising Company	6,400	427,264
LTC Properties, Inc.	10,330	389,131
Macerich Company	1,577	14,146
Mack Cali Realty Corp.	5,600	85,624
National Retail Properties, Inc.	1,470	52,156
Omega Healthcare Investors, Inc.	5,831	173,356
Prologis, Inc.	10,827	1,010,484
Prudential Financial, Inc.	2,260	137,634
Public Storage, Inc.	1,000	191,890
Realty Income Corp.	13,055	776,773
Redwood Trust, Inc.	2,600	18,200
RMR Group, Inc., The	274	8,075
Sabra Health Care REIT, Inc.	2,970	42,857
Simon Property Group, Inc.	1,240	84,791
Spirit Realty Capital, Inc.	3,200	111,552
Stag Industrial, Inc.	15,410	451,821
T Rowe Price Group, Inc.	5,300	654,550
Tanger Factory Outlet Center	10,800	77,004
Truist Financial Corp.	1,480	55,574
Ventas, Inc.	13,200	483,384
Vornado Realty Trust	3,290	125,711
Washington REIT	8,450	187,590
Wells Fargo & Co.	9,540	244,224
Welltower, Inc.	8,810	455,917
Weyerhaeuser Co.	1,900	42,674
Total Financials		8,592,065

Health Care - 3.6%
Abbvie, Inc.	2,220	217,960
Amgen, Inc.	2,380	561,347
Bristol Myers Squibb	6,900	405,720
Five Star Senior Living, Inc.	704	2,746
Pfizer, Inc.	5,000	163,500
Total Health Care		1,351,273

Industrials - 2.3%
General Electric Co.	24,550	167,677
Pitney Bowes, Inc.	3,000	7,800
United Parcel Service	3,670	408,031
Wabtec Corp	131	7,542
Watsco, Inc.	300	53,310
3M Co.	1,370	213,706
Total Industrials		858,066

Information Technology - 3.5%
Apple, Inc.	170	62,016
Cisco Systems, Inc.	4,300	200,552
International Business Machines (IBM) Corp.	2,370	286,225
Paychex, Inc.	9,925	751,819
Total Information Technology		1,300,612

Master Limited Partnerships - 3.0%
Alliance Bernstein Holdings LP	1,700	46,308
CVR Partners LP	4,760	4,046
Energy Transfer Partners LP	15,960	113,635
Enterprise Products Partners LP	20,400	370,668
Magellan Midstream Partners LP	7,600	328,092
MPLX LP	2,180	37,670
Nustar Energy LP	4,100	58,548
Plains All American Pipeline LP	3,914	34,600
Suburban Propane Partners LP	3,200	45,760
Targa Resources Corp.	1,160	23,281
TC Pipelines LP	2,300	71,438
Total Master Limited Partnerships		1,134,046

Materials - 0.8%
Dow, Inc.	5,400	220,104
International Paper Co	1,900	66,899
		287,003
Mutual Funds - 2.7%
Blackrock Global Floating Rate Income Fund	3,179	34,905
John Hancock Preferred Income Fund	3,284	64,235
iShares Gold Trust	1,500	25,485
iShares Silver Trust	1,500	25,515
iShares Investment Grade Corp. Bonds	640	86,080
iShares US Preferred ETF	2,516	87,154
iShares 1-3 Year Treasury Bond	7,200	623,592
SPDR Barclays High Yield Bond ETF	866	87,605
Total Mutual Funds		1,034,571

Telecommunication Services - 6.3%
AT & T, Inc.	29,570	893,901
Centurylink, Inc.	6,900	69,207
Consolidated Communications	9,600	64,992
Verizon Communications	24,540	1,352,890
Total Telecommunication Services		2,380,990

Utilities - 28.8%
Alliant Energy Corp.	14,900	712,816
American Electric Power, Inc.	8,240	656,234
Centerpoint Energy, Inc.	19,800	369,666
Consolidated Edison, Inc.	8,100	582,633
Dominion Energy, Inc.	11,500	933,570
Duke Energy Corp.	9,695	774,534
Entergy Corp.	4,170	391,188
Eversource Energy	10,481	872,753
Exelon Corp.	6,500	235,885
Firstenergy Corp.	7,605	294,922
NextEra Energy, Inc.	3,170	761,339
OGE Energy Corp.	11,200	340,032
Oneok Inc.	1,600	53,152
PPL Corporation	15,545	401,683
Public Service Enterprise Group, Inc.	12,000	589,920
Sempra Energy Corp.	1,740	203,980
Southern Company	14,730	763,751
UGI Corp.	4,611	146,630
WEC Energy Group, Inc.	10,840	950,126
Xcel Energy, Inc.	12,770	798,125
Total Utilities		10,832,939
Total U.S. Common Stock (Cost $32,870,140)		30,374,482
Cash Equivalents - 2.6%
Total Cash Equivalents (Cost $961,033)		961,033
Other Net Assets - 16.7%
Total Other Net Assets ($1,062,513)		$ 6,300,424
TOTAL NET ASSETS (Cost $34,893,686)		$ 37,635,939

Financial Statements (Unaudited) June 30, 2020

STATEMENT OF OPERATIONS

Investment Income
Interest	$ 4,281
Dividends	652,257
Total investment income	656,538
Expenses
Salaries and benefits	184,132
Directors' compensation and expenses	97,815
General and administrative	47,078
Insurance	47,069
Lease expense	25,225
Professional fees	30,542
Custodian	3,902
Total expenses	435,763
Net investment income	220,775
Realized Gain and Unrealized Depreciation on Investments
Realized gain on investments	2,134
Net change in unrealized depreciation on investments	(6,611,534)
Total realized gain and unrealized depreciation on investments	(6,609,400)
Net Operating Loss	(6,388,625)
Other Income and Expense, net	124,140
Net Decrease in Net Assets Resulting From Operations	$ (6,264,485)

STATEMENT OF CHANGES IN NET ASSETS

Financial Statements (Unaudited) June 30, 2020

	June 30, 2020	June 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 220,775	$ 244,841
Net realized gain on investments	2,134	-
Net change in unrealized (appreciation) depreciation on investments	(6,611,534)	3,628,483
Other income and expense, net	124,140	200,375

Net increase (decrease) in net assets resulting from operations	(6,264,485)	4,073,699
Dividends and Distributions to Shareholders	(216,000)	(348,000)
Total increase (decrease) in net assets	(6,480,485)	3,725,699
Net Assets
Beginning of year	44,116,424	38,762,862
Six months ending June 30, 2020 and 2019 (includes undistributed
ordinary income (loss) of $379,779 and $471,106, respectively)	$ 37,635,939	$ 42,488,561

FINANCIAL HIGHLIGHTS

Financial Statements (Unaudted) June 30, 2020

 For the Six Months Ended June 30, 2020 and 2019 and the Years Ended December 31, 2015 to 2019

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	Six Months Ended		Years Ended
	June 30, 2020	June 30, 2019	2019	2018	2017	2016	2015
Net asset value, beginning of year	$ 3,676	$ 3,230	$ 3,230	$ 3,406	$ 3,408	$ 3,096	$ 3,381
Income from investment and real estate operations
Net investment income	19	20	48	53	56	68	72
Net realized and unrealized appreciation (depreciation)
on investment and real estate transactions	(551)	302	484	(165)	32	335	(267)
Net other income	10	17	27	17	10	14	17
Total from investment and real estate operations	(522)	339	559	(95)	98	417	(178)
Less dividends and distributions	(18)	(29)	(113)	(81)	(100)	(105)	(107)
Net asset value, end of year	3,136	$ 3,540	$ 3,676	$ 3,230	$ 3,406	$ 3,408	$ 3,096
Total return	(16.65)%	9.58%	15.21%	(2.94)%	2.88%	12.24%	(5.77)%
Supplemental Data:
Net assets, end of period (in thousands)	$ 37,636	$ 42,488	$ 44,116	$ 38,763	$ 40,872	$ 40,900	$ 37,154
Ratio to average net assets
Expenses	1.07%	1.11%	2.22%	2.22%	2.08%	2.08%	2.29%
Net investment income	0.54%	0.60%	1.38%	1.59%	1.63%	2.10%	2.24%
Portfolio turnover rate	0.56%	0.75%	10.50%	11.81%	29.18%	15.39%	8.85%

Financial Statements (Unaudited) June 30, 2020 ~ Notes

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Company was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Company's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2020.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Company pays for the medical insurance and out of pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

•	Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
•	Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2020:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Corporate Bonds	$ -	$ -	$ -	$ -
U.S. Common Stock	30,374,482			30,374,482
Money Market Fund	961,033			961,033
	$ 31,335,515	$ -	$ -	$ 31,335,515
Real Estate	$ -	$ -	$ 6,292,000	$ 6,292,000
			$ -

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2020, no significant transfers between Level 1 or 2 occurred.

At June 30, 2020, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period. Refer to Note 4 (Real Estate) for a description of the fair value of the real estate. There was no unrealized gain (loss) in the value of the real estate from December 31, 2019 to June 30, 2020.

Note 4. Real Estate

At June 30, 2020, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2020, there is no commercially viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,292,000 in 2019, the value of which was determined by an independent appraisal. There was no change in the value at June 30, 2020 from December 31, 2019.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated $2,300,482 for the six month period ended June 30, 2020, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $174,934 for the six month period ended June 30, 2020.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $4,212,524 and $6,708,182, respectively, as of June 30, 2020.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2020:

Building	$ 170,601
Furniture, fixtures, and equipment	92,363
262,964
Less accumulated depreciation	(248,888)
$ 14,076

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $4,264 for the six months ended June 30, 2020.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2021. Pursuant to the lease agreement, the Company paid a lease deposit of $3,528 which will be credited to the last month's rent.

The right of use asset amounting to $53,842 at June 30, 2020, is included in prepaid expenses and other assets, and the lease liability amounting to $53,427 at June 30, 2020, is included in other liabilities. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2020	$ 21,567
2021	32,787
$ 54,354

Rent expense for the six months ended June 30, 2020, was $25,225.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:

•	Common stock:
-	Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,882.83 shares
-	Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,117.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 14, 2020, a distribution of $18.00 per share was declared. The dividend was paid on March 24, 2020, to shareholders of record on March 16, 2020.

The tax character of distributions paid during the six months ended June 30, 2020 and the years ended December, 31, 2019 and 2018 were as follows:

		June 30, 2020	2019	2018
Dividends and distributions paid from:
	Ordinary income	$ 213,866	$ 995,185	$ 420,895
	Long-term capital gain	2,134	360,816	551,106
		$ 216,000	$ 1,356,001	$ 972,001

As of June 30, 2020, and the years ended December 31, 2019 and 2018, the components of distributable earnings on a tax basis were as follows:

	June 30, 2020	2019	2018
Undistributed ordinary income	$ 379,779	$ 248,730	$ 373,890
Net unrealized appreciation (depreciation) on:
Investments	(2,495,658)	4,119,607	(1,219,778)
Real estate	5,237,911	5,237,911	5,022,911
	$ 3,122,032	$ 9,606,248	$ 4,177,023

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the six months ended June 30, 2020, totaled $21,306.

Note 13. Other Income and Expense

The Company earned income of $116,880 for the six month period ended June 30, 2020, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $7,260 of lease and rental income for the six months ended June 30, 2020.

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

Distributions to Shareholders
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends 2019 Dividends	972,000 1,356,000
Total Distributions	$56,811,378
Per 120 Original Shareholders	$473,428
ITEM 2.	CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES:

Date: August 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Louis L. Jones, Sr.

Louis L. Jones, Sr.

President

___________________________________

Date: August 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Burns

Scott Burns

Chief Financial Officer